Build-A-Bear Workshop
October 2020 - Investor Update

Forward Looking and Cautionary Statements

This presentation contains certain statements that are, or may be considered to be, "forward-looking statements" for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) the COVID-19 pandemic has negatively impacted our business and continues to cause significant uncertainties; (2) general global economic conditions may decline, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (3) a decline in mall traffic could adversely affect our financial performance and profitability; (4) modification of our interactive shopping experience in response to COVID-19 could have a negative impact on the appeal of our interactive shopping experience; (5) we may experience store closures in shopping malls and tourist locations and other impacts to our business resulting from civil disturbances; (6) we may be restricted from offering the hands-on, interactive and high touch service model that is important to our brand; (7) there may be a reluctance to celebrate special occasions that have historically been a key driver for store traffic; (8) the COVID-19 pandemic may adversely affect consumer spending during this year's holiday season; (9) we may be unable to generate demand for our interactive retail experience and products, including as the economy emerges from the restrictions imposed by the COVID-19 pandemic, and otherwise respond to consumer preferences; (10) sales of our licensed products based on feature films with planned theatrical launches could be negatively affected by delayed movie releases as a result of the COVID-19 pandemic; (11) we may be unable to leverage the flexibility within our existing real estate portfolio; (12) our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for key products and services; (13) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (14) we may not be able to operate successfully if we lose key personnel; (15) we are subject to risks associated with technology and digital operations; (16) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (17) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (18) our company-owned distribution center and our third-party distribution center providers may experience disruptions in their ability to support our stores or they may operate inefficiently; (19) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade, tariffs and foreign currency fluctuations; (20) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change, (21) we may not be able to operate our international corporately-managed locations profitably; (22) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (23) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (24) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; (25) our profitability could be adversely impacted by fluctuations in petroleum products prices; (26) our business may be adversely impacted by a significant variety of competitive threats; (27) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (28) we may be unsuccessful in engaging in various strategic transactions, which may negatively affect our financial condition and profitability; (29) the duration of our plan to not utilize cash to resume share repurchases while we continue to take measure to preserve our cash position may negatively impact our financial condition; (30) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (31) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (32) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders' best interests. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.

BBW Emerging Stronger

EXPERIENCED TEAM
Flexible, responsive and disciplined management team and organization

POWERFUL BRAND
Build-A-Bear has multi-generational consumer connections and monetizable brand equity

SOUND STRATEGY
Focused on driving profitable growth and leveraging brand equity to diversify revenue streams

RETURNING MOMENTUM
Showing a return to growth post the COVID shock and store closures

CONTINUED OPPORTUNITY
In early states of digital transformation and entertainment/content initiatives

Almost 25 Years in the Making

BBW
LISTED
NYSE

Est. 1997	2004	2013	2020 and Beyond
Make-Your-Own Stuffed Animal Mall Retailer	IPO	Business Turnaround	Diversified Retailer with Evolving Business Model

Company Snapshot

Global retail with over 500 locations*

372	60	92
Corporately-Managed Stores	Third-party Retail Locations	International Franchise Stores

Multi-generational

Nearly
200 MM
Furry Friends Sold

Diversified channels

Rapidly growing e-commerce
12 consecutive qtrs of dbl-digit growth**

Skilled Talent Pool

3,500+
Associates

Powerful Brand

Known, emotional and leverageable brand equity

*As of end of fiscal year 2019
**Q4-2017 through Q3-2020; Includes projected results for Q3-2020

A Powerful Brand

90%+

Aided Brand Awareness
US Moms of Kids ages 2-12

Build-A-Bear is a brand that has consumer TRUST and LOVE

Over 80% of Moms say BAB is "a brand they trust" and over 80% of kids say BAB is "fun to visit"
Source: C&R Research 2017

With Broad Demographic Appeal...


1/3 Male
2/3 Female
12%
22%
25%
15%
26%
Age range
0 to 2
3 to 5
6 to 8
9 to 12
Teen +

...and a Loyal, Passionate Consumer Base

Over 8MM total Bonus Club loyalty members and 8MM opted-in email accounts

AND YES, OVER 40% OF END USERS ARE TWEENS, TEENS AND ADULTS

A Sound Strategy


BUILD-A-BEAR WORKSHOP
Brand Leverage
BUILD-A-BEAR EST. 1997
Diversify and expand the retail footprint globally
Monetize the power of the brand
$ Investment

The strategy is based on:

1. OPTIMIZING a key skill set of EXPERIENTIAL RETAIL OPERATIONS (to include e-commerce) and PLUSH DESIGN, DEVELOPMENT AND SOURCING, while
2. LEVERAGING our most valuable asset, THE BRAND, to drive new revenue streams and growth beyond traditional retail

With the objective to deliver Long-Term Sustained PROFITABLE Growth

2019 and Early 2020 Momentum

BBW Returned to a Position of Profitable Growth in FY2019

Coming off of a strong 4th quarter that saw Total Revenues grow by 3% including 2.1% in Net Retail Sales and 46.2% in Commercial Revenue, BBW was positioned with momentum leading into FY2020 after delivering profitable growth in FY 2019.

Total Revenues	Adjusted EBITDA	Gross Profit	Cash & Equivalents
$338.5MM +0.6% vs FY 2018	$14.7MM +$6.4MM vs FY 2018	45.4% +415 bps vs FY 2018	$26.7MM +$8.8MM vs end of FY 2018

($ in millions)	Actual 2019	Actual 2018	vs Prior Year
Total Revenues	$338.5	$336.6	$1.9
Gross Profit	$153.6	$138.8	14.8
Gross Profit %	45.4%	41.2%	415 bps
SG&A	$152.0	$157.2	($5.2)
EBIT*	$1.6	($18.5)	$20.1
EBITDA*	$15.3	($2.5)	17.8
Adjusted EBIT*	$1.0	($7.7)	$8.7
Adjusted EBITDA*	$14.7	$8.3	$6.4
CapEx	$12.4	$11.3	$1.1
Cash & Equivalents	$26.7	$17.9	$8.8
Inventory	$53.4	$58.4	($5.0)

* These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

Focused and Fast Response to COVID


CLOSED
COVID-19

Forced to temporarily **CLOSE** all corporately-managed stores


STATUS
FURLOUGH

Furloughed over **90%** of workforce;
Salaries temporarily reduced for all others



Focused immediately on preserving **CASH** and reducing **EXPENSES**


BUILD-A-BEAR
WORKSHOP

Pivoted to manage **Triple-Digit** increase in e-commerce demand



Shifted to **VIRTUAL** workforce at HQ

2020 COVID Impact in the First Half of the Fiscal Year

Disciplined Cash Management Was Key

The temporary closure of all corporately-managed retail stores had significant negative impact on results in the first half of FY 2020.

Total Revenues	Adjusted EBITDA	Gross Profit	Cash & Equivalents
$87.0MM -46.8% vs FY 2019	($17.2MM) -$27.6MM vs FY 2019	17.9% -2,680 bps vs FY 2019	$25.3 MM +$10.3MM vs end of H1 2019

($ in millions)	Actual H1 2020	Actual H1 2019	vs Prior Year
Total Revenues	$87.0	$163.6	($76.6)
Gross Profit	$15.6	$73.2	($57.6)
Gross Profit %	17.9%	44.7%	(2,680 bps)
SG&A	$48.2	$71.5	($23.3)
EBIT*	($32.6)	$1.7	($34.3)
EBITDA*	($25.9)	$9.8	($35.7)
Adjusted EBIT*	($23.9)	$2.3	($26.2)
Adjusted EBITDA*	($17.2)	$10.4	($27.6)
CapEx	$6.7	$8.1	($1.4)
Cash & Equivalents	$25.3	$15.0	+$10.3
Inventory	$55.5	$62.1	($6.6)

* These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

Q3 2020 Revenue Expectations

Q3 2020 Revenue by Segment Expectations

($ in millions)	Projected Q3 2020	Actual Q3 2019	vs Prior Year*
Total Revenue	$72.0-$74.0	$70.4	$2.6
Net Retail Sales	$70.5-$72.0	$66.6	$4.7
Other Revenue (Commercial/Franchising)	$1.5-$2.0	$3.8	($2.1)

**Comparisons vs Prior Year at mid-point of 2020 range*

Q3 2020 Trend by Geography Expectations



North America
E-comm
Brick & Mortar
Net Retail Sales
Europe
E-comm
Brick & Mortar
Net Retail Sales

Q3 2020 Retail KPI Expectations



Traffic
Conversion
Avg Unit Retail
Units Per Transaction

Net Retail Sales (include Brick & Mortar and E-commerce Sales)

- TEMPORARY STORE CLOSURES: Brick and mortar stores projected to have ~7% fewer operating days in Q3 2020 vs PY
- SHORTENED OPERATING HOURS: Brick and mortar stores projected to have ~25% fewer open hours on average in Q3 2020 vs PY
- GEOGRAPHIC GAP: Projected to recapture over 100% of prior year sales in NA stores and ~80% in EU when open in Q3 2020
- OMNI-CHANNEL EXPANSION: Sales in NA reflect "Buy Online-Ship From Store" and "Buy Online-Pick Up In Store" orders
- STRONG DIGITAL DEMAND: E-commerce generated demand remained strong with expected growth of over 165% in Q3 vs PY

Commercial and Franchising Revenues are down as a result of COVID-19 circumstances

- Carnival Cruise Lines has not resumed sailing
- Most international franchised stores have re-opened, but many are still impacted by local regulations and restrictions

Innovation in Products and Promotions

- Popular licensed product sales have remained strong with ongoing offers of “the Child” from the Lucasfilm series, Star Wars: The Mandalorian on Disney+ as well as the launch of Harry Potter collection
- Innovative digital promotions, first ever No Line On-line Bear Building Sale and National Teddy Bear Day streaming event, engaged consumers bring e-commerce traffic and sales

Q3 2020 Profitability Expectations

A meaningful EBIT improvement is expected compared to the 2019 fiscal third quarter EBIT loss of $7.7 million; Q3 2020 EBIT expected to be in the range of break-even to $1.5M loss

Q3 2020 Revenue by Segment Expectations

($ in millions)	Projected Q3 2020	Actual Q3 2019	vs Prior Year*
Total Revenues	$72.0-$74.0	$70.4	$2.6
Gross Profit	$32.0-$33.0	$27.7	$4.8
Gross Profit %	43.8% - 44.8%	39.3%	500 bps
SG&A	$33.5 - $33.0	$35.4	($2.2)
SG&A %	46.5% - 44.6%	50.3%	475 bps
EBIT**	($1.5) - $0.0	($7.7)	+$7.0
EBITDA**	$2.0 - $3.5	($4.1)	$6.9

**Comparisons vs Prior Year at mid-point of 2020 range*

Leveraging the pandemic to further reduce expenses for ongoing benefit:

Impact of Rent Negotiations

- With a high level of lease optionality, achieved rent abatements, deferrals and reductions (while maintaining the optionality at ~70% over the next three years) on ~99% of the real estate portfolio
- Higher sales volumes and leverage of lowered occupancy costs drove majority of the projected Q3 2020 margin expansion

Shift to Variable Rent Structure

Rent negotiations led to higher level of variable rent deals


Fixed
Variable
North America


Fixed
Variable
Europe

Corporate Reorganization

- Need to operate as a simpler, leaner organization with long-planned corporate reorganization with reduced head count
- Associate furloughs and temporary salary reductions due to COVID

** These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

Regaining Momentum in Q3 2020

Profitable Growth Despite Negative COVID Impact

Expect to finish Q3 (historically the smallest and least profitable) with improvement in top- and bottom-line results, with higher cash position and lower inventory.

Total Revenues	EBITDA	Gross Profit	Cash & Equivalents
$72-74MM +$2.6MM vs FY 2019	**$2.0-3.5MM** +$6.9MM vs FY 2019	**43.8-44.8%** +500 bps vs FY 2019	**>$20.0MM** +$13.8MM vs end of Q3 2019

($ in millions)	Projected Q3 2020	Actual Q3 2019	vs Prior Year*
Total Revenues	$72.0-$74.0	$70.4	$2.6
Gross Profit	$32.0-$33.0	$27.7	$4.8
Gross Profit %	43.8% - 44.8%	39.3%	+500 bps
SG&A	$33.5-$33.0	$35.4	($2.2)
EBIT**	($1.5)-$0.0	($7.7)	$7.0
EBITDA**	$2.0-$3.5	($4.1)	$6.9
CapEx	$0.5-$1.5	$5.2	($4.2)
Cash & Equivalents	>$20.0	$6.2	$13.8
Inventory	25% - 30% down	$66.2	25%-30% down

**Comparisons vs Prior Year are based on the mid-point of the stated ranges*

In addition, we expect to finish the quarter with no borrowings under our revolving credit facility.

** These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

Focused and Fast Acceleration of Key Initiatives

After initially focusing on responding to and managing the immediate challenges brought by COVID, a rapid shift was made to leverage the circumstances to accelerate our strategic initiatives for long-term benefit. Resources have focused in 3 primary areas:

Accelerating the Digital Transformation to Drive Revenue and Meet Demand

Drive demand with key licensed products



Harry Potter

Recognize consumer mind shifts and needs



I LOVE YOU
Party Animal Birthday Box

Leverage content to connect



WORKSHOP WEDNESDAYS
BUILD-A-BEAR RADIO

Innovate promotions to digital platforms



PAY YOUR AGE DAY!
CANCELED
NO LINE • ON-LINE Bear Building Sale
BUILD-A-BEAR LIVE

Drive brand engagement and awareness



Rapidly Evolving Retail Stores in Order to Reopen and Leveraging Rent Optionality

Over 99% of leases were renegotiated in NA (and >50% in EU)



99%
SUCCESS

Reopen Retail Stores



Enjoy the Build-A-Bear experience you know and love – with added safety steps!

Leverage Labor



Buy Online PICK-UP In-Store
BUY ONLINE, SHIP FROM STORE

Achieving Financial Stability and Well-Being with an Eye to Long-Term Positioning

AGGRESSIVE CASH MANAGEMENT

New Asset-Based Credit Facility

PNC BANK

CORPORATE REORGANIZATION

ACCELERATION OF DIGITAL TRANSFORMATION

We are focused on rapidly growing e-commerce with more effective use of technology and improved and enhanced fulfillment capabilities while leveraging our expanded digital platforms to inform and drive marketing and content efforts.

A comprehensive initiative that is driving change – and results – across the business

+~165%

Consolidated e-commerce demand projected increase in Q3 2020 vs prior year, resulting in the 12th consecutive quarter of double or triple digit revenue growth

Buy Online PICK-UP In-Store

Expansion of omni-channel capabilities leveraging store locations to supplement e-commerce fulfillment through buy on-line, ship from store and buy on-line, pick up in store

salesforce

Completed initial phase of expanded CRM platforms to drive sales by creating meaningful consumer journeys, managing multiple touch points and increasing life-time value


PAY YOUR AGE DAY!
CANCELED
NO LINE - ON-LINE
Bear Building
Sale

- Shifted from in-store only event to digital
- One of the Top 5 sales days in BBW e-comm history; Over 70% of orders were fulfilled from stores through expanded omni-channel


BUILD-A-BEAR
B♥NUS
CLUB

- Over 8MM Bonus Club members
- Nearly 3MM followers on Facebook
- Continue to advance and drive higher Return On Ad Spend with digital campaigns





Digital first approach to key product launches and web exclusive offerings relieve crowds in-store and drive efficient fulfillment through e-commerce

RAPID EVOLUTION OF RETAIL STORES

We are monitoring the retail landscape regarding consumer traffic and business rebound while maintaining a post-COVID profitable store base; will continue to prioritize the third party retail model

While the environment remains volatile, we returned to retail growth in Q3 2020 with a reimagined store experience to accommodate health recommendations

PRIOR TO COVID RETAIL SALES TREND


CLOSED
COVID-19

March	April
All corporately-managed stores closed	

+

RETAIL REOPENING


WORKSHOP REOPENINGS
Enjoy the Build-A-Bear experience you know and love – with added safety steps!
LEARN MORE



RETURNED TO GROWTH



May	June	July	August	Sept/Oct
9% NA stores	74% NA stores 87% EU stores	86% NA stores 100% EU stores	90% NA stores 100% EU stores	NA Minimal closures EU in flux

% of stores open at end of each month

Sales recapture in open stores	~70%	~80%	+ >100%

Implemented COVID Safety Protocols

- Build-A-Bear's iconic experience was re-imagined to reflect safety recommendations while still offering a memorable, personal interaction for Guests and associates

Maintained Associate Commitment

- Majority of staff returned from furlough; minimal turnover following staff reorganization that eliminated select positions

Aggressively Managed Expenses

- Revised manager positions to hourly vs salaried positions
- Partially offset by COVID-19 safety materials (masks, shields, sanitizer, etc)

DISCIPLINED FOCUS ON FINANCIAL STABILITY

We are maintaining a solid financial position with the liquidity needed to support our business including assertive cash management and meaningful cost reductions

Immediate action was taken to preserve cash and reduce costs

Cash and Equivalents >$20.0MM

Projected at the end of Q3 2020, an increase of at least $13.8 million compared to the prior year

Credit Availability

A new 5-year asset-based credit agreement for up to $25MM has been reached with PNC Bank

Inventory

Disciplined management of the supply chain and closely working with the vendor structure has kept inventory tightly controlled: projected to be down by 25% to 30% at the end of Q3 2020 compared to the prior year

SG&A Savings $25.2MM

Projected for Q1 through Q3 2020 cumulatively compared to the prior year's period. Aggressive action to temporarily reduce expenses including furloughs of over 90% of associates, a corporate reorganization with a leaner staff

COMMERCIAL REVENUE

Third Party Retail

The 3rd party retail model reports revenue based on wholesale pricing requiring minimal capital and reducing operational risk while efficiently and strategically expanding our retail footprint. COVID closures have negatively impacted revenue in this channel.

Non-Retail Commercial Revenue

Licensed Consumer Products

The Build-A-Bear brand is stretchable to a broad range of categories beyond "make-your-own" plush. We have agreements in place for over 20 outbound licenses and categories.

Wholesale

A new warehouse management system was put in place giving us additional capabilities that are needed to drive wholesale opportunities including direct sales of pre-stuffed plush product to other retailers and mass merchandisers.

Entertainment

In FY2019, several deals were finalized that are expected to expand our entertainment and content offerings. FY2020 has seen radio, music and made-for-TV films delivered.







INTERNATIONAL FRANCHISING

BBW has a franchise model that can be leveraged for international development, including supply chain capabilities, that offers the potential of beneficial returns to franchise partners. The COVID pandemic has challenged operations around the world and BBW's Franchise Revenue has been negatively impacted in FY2020.

- Within the past three years, BBW has reached agreements covering the major economic markets of **China and India** that have the potential to become significant contributors to revenue and profit on a mid- and long-term basis.
- Internal resources are focused on refining the service, merchandising and business models in order to optimize the brand offering in these markets and achieve development plans.
- All markets and ownership groups for existing franchise territories have been evaluated with an assessment of short- and long-term viability. We expect to terminate agreements with select underperforming territories as the focus shifts to the high-potential markets.

The Future: Integrated Brand Value Creation

We are building the infrastructure & organization to nurture a continuous circle of engagement to expand lifetime consumer value with the goal of delivering long-term profitable growth.






BUILD-A-BEAR WORKSHOP

Channel and category-agnostic retail transactions

Over 20 outbound licenses and categories






"Retail" Experience
Consumer Connection
IP Engagement
Marketing Benefit
BUILD-A-BEAR
EST. 1997


BONUS CLUB



SONY

Hallmark CHANNEL

WARNER CHAPPELL MUSIC

ARTS MUSIC


BUILD-A-BEAR RADIO

Why BBW? EMERGING STRONGER!

Investment in digital platforms and capabilities is delivering consistent and escalating e-commerce growth

- 12th consecutive quarter of double-digit (or greater) e-commerce growth since platform upgrade*

We have a proven experiential retail concept with diverse optionality that can operate in a wide range of retail, tourist and seasonal settings

- Over 99% of NA corporately-managed stores with renegotiated leases
- Over 70% of leases have options within the next three years
- Third-party retail model gives low-capital, low-risk growth channel

We have a differentiated brand with untapped equity and are taking bold steps to monetize our brand assets funded by cash from operations

- Solid balance sheet projected to fund strategic initiatives with no borrowings under our new revolving credit facility
- Outbound licensing, wholesale and entertainment opportunities; 2019 agreements with major players in entertainment industries with projects now coming to market

We are accelerating our strategic plans to diversify our retail portfolio and evolve our business model with a goal to deliver long-term sustainable profitable growth

*Q4-2017 through Q3-2020; Includes projected results for Q3-2020

BUILD-A-BEAR™
EST. 1997

Buildabear.com
#celeBEARate

Explanatory Note on Non-GAAP Financial Measures

The Company reports it financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company's business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company's core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

Reconciliation of Non-GAAP Measures: Q3 2020 Expectations and Q3 2019 Actuals

($ in millions)	Projected Q3 2020	Q3 2019
Loss before income taxes (pre-tax)	($1.5)-$0.0	($7.7)
Interest	$0	$0
Earnings before interest and taxes (EBIT)	($1.5)-$0.0	($7.7)
Depreciation & Amortization	$3.5	$3.6
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$2.0-$3.5	($4.1)

Reconciliation of Non-GAAP Measures: First Half 2020 and 2019 Results EBIT

($ in millions)	Actual H1 2020	Actual H1 2019
Loss before income taxes (pre-tax)	($32.6)	$1.7
Interest	$0	$0
Earnings before interest and taxes (EBIT)	($32.6)	$1.7
COVID-19 activity (1)	$0.1	$0
Impairment and other charges (2)	$8.3	($0.5)
Foreign exchange losses (gains) (3)	$0.3	$1.1
Adjusted earnings before interest and taxes (EBIT)	($23.9)	$2.3

(1) Represents COVID-19 related expenses at our stores, warehouse, and headquarters.
(2) Represents non-cash adjustments including asset impairment charges related to store fixed assets and right-of-use operating lease assets and bad debt expense
(3) Represents the consolidated impact of foreign exchange rates on the re-measurement of balance sheet items not denominated in functional currency recorded under the provisions of U.S. GAAP and transactional gains and losses. This does not include any impact on margin associated with the translation of revenues or the foreign subsidiaries' purchase of inventory in U.S. dollars.

Reconciliation of Non-GAAP Measures: First Half 2020 and 2019 Results EBITDA

($ in millions)	Actual H1 2020	Actual H1 2019
Loss before income taxes (pre-tax)	($32.6)	$1.7
Interest	$0	$0
Depreciation & Amortization	$6.7	$8.1
Earnings before interest, taxes, depreciation and amortization (EBITDA)	($25.9)	$9.8
COVID-19 activity (1)	$0.1	$0
Impairment and other charges (2)	$8.3	($0.5)
Foreign exchange losses (gains) (3)	$0.3	$1.1
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)	($17.2)	$10.4

(1) Represents COVID-19 related expenses at our stores, warehouse, and headquarters.

(2) Represents non-cash adjustments including asset impairment charges related to store fixed assets and right-of-use operating lease assets and bad debt expense

(3) Represents the consolidated impact of foreign exchange rates on the re-measurement of balance sheet items not denominated in functional currency recorded under the provisions of U.S. GAAP and transactional gains and losses. This does not include any impact on margin associated with the translation of revenues or the foreign subsidiaries' purchase of inventory in U.S. dollars.

Reconciliation of Non-GAAP Measures: 2019 and 2018 EBIT

($ in millions)	2019	2018
Income (loss) before income taxes (pre-tax)	$1.6	($18.5)
Interest income (loss)	$0	$0
Earnings before interest and taxes (EBIT)	$1.6	($18.5)
Asset impairment/Lease modification (1)	($1.0)	$9.1
Foreign exchange losses (2)	$0	$1.0
Other (3)	$0.4	$0.7
Adjusted earnings before interest and taxes (EBIT)	$1.0	($7.7)

(1) Represents the lease modification impacts of exercising early termination options in leases offset by non-cash impairment charges related to store fixed assets, receivables, and inventory

(2) Represents the consolidated impact of foreign exchange rates on the re-measurement of balance sheet items not denominated in functional currency recorded under the provisions of U.S. GAAP and transactional gains and losses. This does not include any impact on margin associated with the translation of revenues or the foreign subsidiaries' purchase of inventory in U.S. dollars.

(3) Represents severance and other non-recurring changes in reserves and charges

Reconciliation of Non-GAAP Measures: 2019 and 2018 EBITDA

($ in millions)	2019	2018
Income (loss) before income taxes (pre-tax)	$1.6	($18.5)
Interest income (loss)	$0	$0
Depreciation & Amortization	$13.7	$16.0
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$15.3	($2.5)
Asset impairment/Lease modification (1)	($1.0)	$9.1
Foreign exchange losses (2)	$0	$1.0
Other (3)	$0.4	$0.7
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)	$14.7	$8.3

(1) Represents the lease modification impacts of exercising early termination options in leases offset by non-cash impairment charges related to store fixed assets, receivables, and inventory

(2) Represents the consolidated impact of foreign exchange rates on the re-measurement of balance sheet items not denominated in functional currency recorded under the provisions of U.S. GAAP and transactional gains and losses. This does not include any impact on margin associated with the translation of revenues or the foreign subsidiaries' purchase of inventory in U.S. dollars.

(3) Represents severance and other non-recurring changes in reserves and charges